1 SECOND AMENDMENT TO THE SERVICES AGREEMENT This Second Amendment to The Services Agreement (“Second Amendment”), effective as of September 28, 2022, is made by and between Hot Topic, Inc., a California corporation (“Hot Topic”), and Torrid LLC, a California limited liability company (“Torrid”). This Second Amendment is made pursuant to the Services Agreement, dated August 1, 2019 (“Services Agreement”) executed by and between Hot Topic and Torrid, and as extended by the First Amendment to the Services Agreement dated August 26, 2022. Capitalized terms used herein shall have the respective definitions set forth in the Services Agreement. RECITALS WHEREAS, the Parties entered into the Services Agreement, whereby Torrid agreed to provide Hot Topic certain information technology services; WHEREAS, the Parties wish to extend the term of the Services Agreement, under the current terms and conditions, while the Parties negotiate a longer-term amendment to the Services Agreement with modified terms and conditions; NOW THEREFORE, Hot Topic and Torrid agree that the Services Agreement shall be amended as follows: 1. The Term of the Services Agreement is hereby extended up to and through December 1, 2022. The Parties may mutually agree in writing to further extensions. 2. For services provided under this Second Amendment, Hot Topic will pay Torrid as follows: a. for the period October 1, 2022, through October 31, 2022, the amount of $175,000 payable by September 30, 2022 to Torrid. b. For the period November 1, 2022, through November 30, 2022, the amount of $175,000 payable by October 30, 2022 to Torrid. 3. Except as otherwise hereby amended, the Services Agreement is hereby ratified and confirmed in all other respects. By signing in the space provided below, the Parties hereto have accepted and agreed to all of the terms and conditions hereof. HOT TOPIC, INC. TORRID LLC By: By: Name: __________________________ Name: Tim Martin Title: ___________________________ Title: CFO Date:___________________________ Date:____________________________